UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

NanoString Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North, Suite 2000

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 378-6266

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure

In connection with NanoString Technologies, Inc.’s participation in the JP Morgan Annual Healthcare Conference, the Company announced on January 13, 2014 its preliminary revenue and certain other results at and for the year ended December 31, 2013. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in Items 2.02 and 7.01 of this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2014, the compensation committee of our board of directors approved 2013 non-equity incentive plan bonuses for our named executive officers. The compensation committee also approved 2014 base salaries for each of our named executive officers. For additional information, please see the section captioned “Executive Compensation” of our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on January 13, 2014.

Name	Title	2013 Non- Equity Plan Compensation	2014 Base Salary
R. Bradley Gray	President and Chief Executive Officer	$228,000	$450,000
James A. Johnson	Chief Financial Officer	128,975	352,000
Joseph M. Beechem	Senior Vice President of Research and Development	117,425	335,000

Mr. Gray, Mr. Johnson and Dr. Beechem are eligible to receive bonuses under our 2014 non-equity incentive plan of up to 60%, 40% and 45%, respectively, of their base salary. The 2014 performance goals for these officers are related to various corporate objectives, including continued revenue growth, execution of U.S. commercial launch of Prosigna and continued international commercialization of Prosigna, continued development of next-generation nCounter Analysis System, enhanced diagnostic pipeline, effective management of organizational growth, achievement of cash position goals and other financial targets and additional stretch targets. Mr. Gray’s bonus is based solely on corporate goals. Bonuses for Mr. Johnson and Dr. Beechem are based 75% on corporate goals and 25% on individual goals.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit Number	Description

99.1	Press release dated January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

By:	/s/ R. Bradley Gray
R. Bradley Gray President and Chief Executive Officer

Date: January 13, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 13, 2014.